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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report: March 15, 1999
               (Date of earliest event reported: March 13, 1999)


                           EL PASO ENERGY CORPORATION
             (Exact name of registrant as specified in the charter)


            Delaware                     1-14365                 76-0568816
(State of other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


                            El Paso Energy Building
                             1001 Louisiana Street
                              Houston, Texas 77002
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (713) 420-2131


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ITEM 5.   Other Events

          On March 13, 1999, El Paso Energy Corporation ("EPEC") and Sonat Inc. ("Sonat") entered into a definitive merger agreement providing for the merger of Sonat into EPEC. The total value of the transaction is approximately $6 billion, including approximately $2 billion of assumed Sonat debt and will be accounted for as a pooling of interests. In the merger, each Sonat share will be converted into one share of EPEC common stock. It is expected that the merger will be completed during the third or fourth quarter of 1999. The total enterprise value of the combined company, based on EPEC's closing price on March 12, 1999, would exceed $14 billion.

          The combined company will retain the El Paso Energy Corporation name and be headquartered in Houston, Texas. Sonat is currently headquartered in Birmingham, Alabama and the headquarters of Sonat's interstate pipeline, Southern Natural Gas Company, will remain in Birmingham. William A. Wise, the current chairman, president and chief executive officer of EPEC, will continue as president and chief executive officer of the combined company. Ronald L. Kuehn, Jr., who is currently the chairman, president, and chief executive officer of Sonat, will become the non-executive chairman of the board for the combined company. The Board of Directors for the combined company will consist of 15 directors--nine of whom will be designated by EPEC and six of whom will be designated by Sonat.




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        A copy of the press release further describing the transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the analyst presentation given on March 15, 1999, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

        c) Exhibits:

           Exhibit Number                       Description
           --------------                       -----------
                99.1                Press release dated March 15, 1999
                99.2                Analyst presentation given March 15, 1999


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            EL PASO ENERGY CORPORATION


                                            By:  /s/  Jeffrey I. Beason
                                               -----------------------------
                                                      Jeffrey I. Beason
                                               Vice President and Controller


Date: March 15, 1999






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                                 EXHIBIT INDEX

           Exhibit Number                       Description
           --------------                       -----------
                99.1                Press release dated March 15, 1999
                99.2                Analyst presentation given March 15, 1999